Exhibit 10.3

EXECUTION VERSION

INCREMENTAL COMMITMENT AGREEMENT

dated as of April 25, 2020,

made by

THE INCREASING LENDER PARTY HERETO,

as Increasing Lender,

relating to the

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of May 6, 2019,

among

SPECIAL VALUE CONTINUATION PARTNERS LLC,
as Borrower,

the Lenders from time to time party thereto,

and

ING CAPITAL LLC,
as Administrative Agent,
Arranger and Bookrunner

INCREMENTAL COMMITMENT AGREEMENT (this “Agreement”), dated as of April 25, 2020 and effective as of the Effective Date (as defined below), by and among SPECIAL VALUE CONTINUATION PARTNERS LLC, a Delaware limited liability company (the “Borrower”), 36th STREET CAPITAL PARTNERS HOLDINGS, LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), ING CAPITAL LLC (“ING”), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), and City National Bank, N.A., as increasing lender (the “Increasing Lender”), relating to the AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of May 6, 2019 (as amended by Amendment No. 1 to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 9, 2020, Amendment No. 2  to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 17, 2020, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”).

A.         The Borrower has requested that the Increasing Lender provide an additional Multicurrency Commitment on and as of the Effective Date in an aggregate amount equal to the amount set forth opposite the Increasing Lender’s name on Schedule 1 hereto under the heading “Incremental Multicurrency Commitment Amount” (the “Incremental Commitment”), pursuant to Section 2.06(e) of the Credit Agreement.

B.          The Increasing Lender is willing to make the Incremental Commitment on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms; Interpretation; Etc.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement.  This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.  Incremental Commitment.  (a)  Pursuant to Section 2.06(e) of the Credit Agreement and subject to the terms and conditions hereof, the Increasing Lender hereby agrees to make the Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment shall constitute an additional “Multicurrency Commitment”, an additional “Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents, and the Effective Date shall be the “Commitment Increase Date” of the Incremental Commitment for purposes of Section 2.06(e) of the Credit Agreement.

(b)       The terms of the Incremental Commitment shall be identical to the terms and provisions of the Multicurrency Commitments of the Extending Lenders made under the Credit Agreement immediately prior to the Effective Date.

(c)       On the Effective Date, in connection with the adjustments, if any, to any outstanding Loans and participation interests contemplated by Section 2.06(e)(iv) of the Credit Agreement, if the Increasing Lender is notified by the Administrative Agent, the Increasing Lender shall make a payment to the Administrative Agent, for the account of the other Lenders, in an amount calculated by the Administrative Agent in accordance with such Section, so that after giving effect to such payment and to the distribution thereof to the other Lenders in accordance with such Section, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

SECTION 3.  Conditions Precedent to Incremental Commitment.  This Agreement, and the Incremental Commitment of the Increasing Lender, shall become effective on and as of the Business Day (the “Effective Date”) occurring on or after April 29, 2020 (or such earlier date as mutually agreed to in writing (which may be an email) by each of the Borrower, the Administrative Agent and the Increasing Lender in their sole discretion), on which each of the following conditions are satisfied (provided that if such conditions are not satisfied, waived or extended on or prior to May 12, 2020, this Agreement shall automatically terminate and no longer be in effect):

(a)          the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantor, the Administrative Agent and the Increasing Lender;

(b)          on the Effective Date, each of the conditions set forth or referred to in Section 2.06(e)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.06(e)(ii)(x) of the Credit Agreement the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated as of the Effective Date certifying as to the foregoing;

(c)          (i) the Increasing Lender shall have received all fees due to the Increasing Lender on or prior to the Effective Date, including pursuant to any outstanding fee letters or commitment letters by and between the Borrower and the Increasing Lender, and (ii) ING, in its capacity as the lead arranger, shall have received all fees due to it on the Effective Date, including pursuant to any outstanding fee letters by and between the Borrower and ING;

(d)          the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Dechert LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements; and

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(e)          pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent shall have received all other documented out-of-pocket fees, costs and expenses related to this Agreement owing on the Effective Date.

SECTION 4.  Representations and Warranties of the Borrower and the Subsidiary Guarantor.  To induce the other parties hereto to enter into this Agreement, each of the Borrower and the Subsidiary Guarantor represents and warrants to the Administrative Agent and the Increasing Lender that, as of the date hereof and as of the Effective Date:

(a)        This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).  The Credit Agreement, as modified by this Agreement, constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)         Each of the representations and warranties made by the Borrower and the Subsidiary Guarantor in or pursuant to the Loan Documents are true and correct in all material respects as if made on the date hereof and on the Effective Date (except to the extent they relate specifically to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and unless a representation or warranty is already qualified by materiality or by Material Adverse Effect, in which case it is true and correct in all respects).

(c)          No Default has occurred and is continuing on the date hereof or on the Effective Date or shall result from the Incremental Commitment.

SECTION 5.  Representations, Warranties and Covenants of the Increasing Lender. The Increasing Lender (a) represents and warrants on the date hereof and on the Effective Date that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to make the Incremental Commitment, and (iii) it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender.

SECTION 6.  Consent and Reaffirmation.  (a) The Subsidiary Guarantor hereby consents to this Agreement and the transactions contemplated hereby, (b) the Borrower and the Subsidiary Guarantor agree that, notwithstanding the effectiveness of this Agreement on the Effective Date, the Guarantee and Security Agreement and each of the other Security Documents shall continue to be in full force and effect, (c) the Borrower and the Subsidiary

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Guarantor acknowledge that, on and after the Effective Date, the terms “Revolving Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement) include any and all Loans made now or in the future by the Increasing Lender in respect of the Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (d) as of the date hereof and as of the Effective Date, the Subsidiary Guarantor confirms its guarantee of the Guaranteed Obligations and the Borrower and the Subsidiary Guarantor confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the Effective Date and supplemented by this Agreement on and as of the Effective Date).  On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as modified by this Agreement.

SECTION 7.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8.  Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement in accordance with the Credit Agreement. The Borrower agrees, promptly on or after the Effective Date, to pay the Administrative Agent for the account of the Lenders the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Agreement.

SECTION 9.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10.  Applicable Law; Jurisdiction; Consent to Service of Process; Other.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 11.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER

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BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12.  Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.  No Third Party Beneficiaries.  This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity.  No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 14.  Acknowledgment and Consent.  The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.06(e)(i) of the Credit Agreement within the time period required thereunder.  The Administrative Agent hereby consents to the Incremental Commitment.  Pursuant to Section 2.06(e)(i)(C) of the Credit Agreement, each of the Administrative Agent and the Borrower hereby consents to the Incremental Commitment provided for herein.  For the avoidance of doubt, pursuant to Section 2.06(e)(iv) of the Credit Agreement, the Borrower hereby acknowledges, and consents to the fact that, the Effective Date (and thereby the Commitment Increase Date with respect to the Incremental Commitment provided for herein), may occur on a day other than the last day of an Interest Period.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

SPECIAL VALUE CONTINUATION PARTNERS LLC, as Borrower

By:	BlackRock TCP Capital Corp.
Its: Sole Member

By:	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title:	Chief Executive Officer

[Signature Page to Incremental Commitment Agreement]

36TH STREET CAPITAL PARTNERS HOLDINGS, LLC, as Subsidiary Guarantor

By:	Special Value Continuation Partners LLC
Its: Sole Member

By:	BlackRock TCP Capital Corp.
Its: Sole Member

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Chief Executive Officer

[Signature Page to Incremental Commitment Agreement]

ING CAPITAL LLC,
as Administrative Agent

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Director

[Signature Page to Incremental Commitment Agreement]

CITY NATIONAL BANK, N.A.,
as Increasing Lender

By	/s/ Marc D. Galindo
Name:	Marc D. Galindo
Title:	Senior Vice President

[Signature Page to Incremental Commitment Agreement]

Schedule 1

Incremental Commitment

Lender	Multicurrency Commitment Amount (immediately prior to Effective Date)	Incremental Multicurrency Commitment Amount	Incremental Dollar Commitment Amount	Multicurrency Commitment Amount (on and immediately after the Effective Date)
City National Bank, N.A.	$20,000,000	$4,800,000	$0	$24,800,000